UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2025

Montauk Renewables, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39919	85-3189583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5313 Campbells Run Road, Suite 200 Pittsburgh, Pennsylvania	15205
(Address of principal executive offices)	(Zip Code)

(412) 747-8700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MNTK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On April 10, 2025, the Board of Directors of Montauk Renewables, Inc. (the “Company”) authorized a share repurchase program (the “Share Repurchase Program”), pursuant to which the Company may, from time to time, purchase currently outstanding shares of its common stock for an aggregate repurchase price not to exceed $5,000,000. Share repurchases may be executed through various means, including, without limitation, open market transactions, privately negotiated transactions or otherwise in accordance with applicable federal securities laws, including Rule 10b-18 of the Securities Exchange Act of 1934. The timing, number and purchase price of shares repurchased under the program, if any, will be determined by a Repurchase Committee, comprised of members of the Company’s Board of Directors and management. The Share Repurchase Program does not have an expiration date and there are no assurances that purchases will take place under the program. The authorization for the Share Repurchase Program may be terminated, increased or decreased by the Company’s Board of Directors at any time.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements, including, among other things, statements regarding share repurchases, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements regarding future events are based on current expectations and are necessarily subject to associated risks related to, among other things, general economic conditions and alternative uses of capital. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The forward-looking statements included herein are made only as of the date hereof, and the Company undertakes no obligation to revise or update any forward-looking statements, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONTAUK RENEWABLES, INC.

Date: April 15, 2025	By:	/s/ John Ciroli
	Name:	John Ciroli
	Title:	Chief Legal Officer